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                                                                    EXHIBIT 10.3



                             DART GROUP CORPORATION

                                PROMISSORY NOTE


$25,000,000                                                     January 28, 1998

                 FOR VALUE RECEIVED, the undersigned, DART GROUP CORPORATION, a Delaware corporation ("Maker"), hereby promises to pay to the order of SHOPPERS FOOD WAREHOUSE CORP., a Delaware corporation ("Payee") or its successors or assigns (each, including Payee, a "Holder"), the original principal amount of Twenty-Five Million Dollars ($25,000,000.00), together with interest from the date of this Promissory Note (this "Note") on such principal amount from time to time outstanding at the Note Rate (as defined below).

                 1. Interest Rate. From the date hereof until fully paid, the principal balance outstanding on this Note shall bear interest, payable as set forth below, at an interest rate of 9 3/4% per annum, compounded annually (the "Note Rate"). Interest on this Note shall accrue from the most recent date to which interest has been paid or, if no interest has been paid on this Note, from the date hereof. Interest shall be computed on the basis of a 360 day year based on the actual number of days on which principal is outstanding. If Maker does not make an interest payment on the date due, such interest payment shall itself bear interest at the Note Rate from the date such interest payment was due until paid in full; provided, however, that interest is payable only at the times provided in Section 2(a) below. Notwithstanding the foregoing, in no event shall the interest rate charged under this Note exceed the maximum rate of interest permitted under applicable law; any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

                 2.       Payments

                          (a)     Interest and Principal Payments.  On the
earlier of June 15, 2004 or maturity, whether as a result of repayment in full, acceleration or otherwise, Maker must pay the then Holder of this Note a payment equal to the sum of the then outstanding principal balance of this Note plus accrued and unpaid interest as of the date of such payment. No interest is payable prior to such time.

                          (b)     Payment Dates Not Falling on Business Days.
If any payment on this Note is due on a Saturday, Sunday or any day on which national banks are not required to be open for business in Maryland (any other day being a "Business Day"), such payment shall be made (without penalty) on the next succeeding Business Day.
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                          (c)     Manner of Payment.  Maker must make all
payments of principal and/or interest on this Note in immediately available United States funds to the then Holder of this Note at 4600 Forbes Blvd., Lanham, Maryland 20706, or at such other address as Payee or any subsequent Holder hereof shall have designated to Maker in writing.

                          (d)     Application of Payments/Prepayment.  Maker
may prepay all or any portion of this Note at any time or times and in any amount without premium or penalty. Any installment payment or prepayment shall be credited first against the accrued and unpaid interest on this Note and second against the outstanding principal balance of this Note.

                 3. Events of Default. This Note shall become due and payable immediately, without notice, upon the occurrence of one or more of the following events (each an "Event of Default"):

                          (a) Maker fails to pay any amount due under this Note when due.

                          (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "BANKRUPTCY LAW"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case;
         (iii) consent to the appointment of a trustee, receiver, assignee, liquidator, or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

                          (c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator, or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 60 days.

                 4. Remedies. If this Note is not paid at maturity, whether by acceleration or otherwise, the Holder hereof shall have all of the rights and remedies provided by any law or applicable agreement. Any requirement of reasonable notice shall be met if such Holder sends the notice to Maker at least seven (7) days prior to the date of sale, disposition, or other event giving rise to the required notice. Maker is liable to Holder for all reasonable costs and expenses of every kind incurred in the making or collection of this Note, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any costs or expenses incurred by any Holder in any bankruptcy, reorganization, insolvency, or other similar proceeding.

                 5. Waivers; Severability. Maker hereby waives demand, presentment, notice of dishonor or protest, and consents to any extension or postponement of time of payment without limit as to the number or period, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment





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of this Note.  No delay on the part of a Holder in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by a Holder of any right or remedy shall preclude any other future exercise of it or any other Holder or the exercise of any other right or remedy. No waiver or indulgence by a Holder of any default shall be effective unless in writing and signed by the Holder, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

                 6. Governing Law; Interpretation. This Note shall be governed and controlled as to interpretation, enforcement, validity, construction, and in all other respects by the laws, statutes and decisions of the State of Maryland except where the law of another jurisdiction is mandatorily applied.

                 7. Invalidity. If any one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of all the remaining provisions shall not in any way be affected or impaired.

                 8. Assignment. This Note is binding upon the legal representatives, successors and assigns of Maker, and inures to the benefit of Payee, any subsequent Holder hereof, and their respective representatives, successors and assigns.





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                 IN WITNESS WHEREOF, Maker has caused this Note to be duly
executed as of the date first above written.

                             DART GROUP CORPORATION



                             By:  RICHARD B. STONE
                                -----------------------------------------------
                             Name: Richard B. Stone
                             Title: Chief Executive Officer





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                             DART GROUP CORPORATION

                                PROMISSORY NOTE


$10,000,000                                                  September 26, 1997

                 FOR VALUE RECEIVED, the undersigned, DART GROUP CORPORATION, a Delaware corporation ("Maker"), hereby promises to pay to the order of SHOPPERS FOOD WAREHOUSE CORP., a Delaware corporation ("Payee") or its successors or assigns (each, including Payee, a "Holder"), the original principal amount of Ten Million Dollars ($10,000,000.00), together with interest from the date of this Promissory Note (this "Note") on such principal amount from time to time outstanding at the Note Rate (as defined below).

                 2. Interest Rate. From the date hereof until fully paid, the principal balance outstanding on this Note shall bear interest, payable as set forth below, at an interest rate of 9 3/4% per annum, compounded annually (the "Note Rate"). Interest on this Note shall accrue from the most recent date to which interest has been paid or, if no interest has been paid on this Note, from the date hereof. Interest shall be computed on the basis of a 360 day year based on the actual number of days on which principal is outstanding. If Maker does not make an interest payment on the date due, such interest payment shall itself bear interest at the Note Rate from the date such
interest payment was due until paid in full.   Notwithstanding the foregoing,
in no event shall the interest rate charged under this Note exceed the maximum rate of interest permitted under applicable law; any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

                 2.       Payments

                          (a)     Interest and Principal Payments.  On the
earlier of June 15, 2004 or maturity, whether as a result of repayment in full, acceleration or otherwise, Maker must pay the then Holder of this Note a payment equal to the sum of the then outstanding principal balance of this Note plus accrued and unpaid interest as of the date of such payment.

                          (b)     Payment Dates Not Falling on Business Days.
If any payment on this Note is due on a Saturday, Sunday or any day on which national banks are not required to be open for business in Maryland (any other day being a "Business Day"), such payment shall be made (without penalty) on the next succeeding Business Day.

                          (c)     Manner of Payment.  Maker must make all
payments of principal and/or interest on this Note in immediately available United States funds to the then Holder of this

Note at 4600 Forbes Blvd., Lanham, Maryland 20706, or at such other address as Payee or any subsequent Holder hereof shall have designated to Maker in writing.

                          (d)     Application of Payments/Prepayment.  Maker
may prepay all or any portion of this Note at any time or times and in any amount without premium or penalty. Any installment payment or prepayment shall be credited first against the accrued and unpaid interest on this Note and second against the outstanding principal balance of this Note.

                 3. Events of Default. This Note shall become due and payable immediately, without notice, upon the occurrence of one or more of the following events (each an "Event of Default"):

                          (a) Maker fails to pay any amount due under this Note when due.

                          (b)     Upon Payee's written notice to Maker
         following the occurence and during the continuance of any event entitling a holder of all or part of the Senior Notes (as hereinafter defined) to require the redemption or acceleration of all or any part of the Senior Notes, other than in connection with the Payee's exchange of Exchange Notes for Original Notes (each as hereinafter defined). For purposes of this Section 3 (b), the term "Senior Notes" shall mean the up to $200,000,000 aggregate principal amount of 9 3/4 % Senior Notes due 2004 issued by Payee on June 26, 1997 (the "Original Notes") and the up to $200,000 aggregate principal amount 93/4 % Senior Notes issued by Payee in exchange for the Original Notes (the "Exchange Notes").

                          (c) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "BANKRUPTCY LAW"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case;
         (iii) consent to the appointment of a trustee, receiver, assignee, liquidator, or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

                          (d) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator, or similar official for Maker or substantially all of Maker's properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 60 days.

                 4. Remedies. If this Note is not paid at maturity, whether by acceleration or otherwise, the Holder hereof shall have all of the rights and remedies provided by any law or applicable agreement. Any requirement of reasonable notice shall be met if such Holder sends the notice to Maker at least seven (7) days prior to the date of sale, disposition, or other event giving rise to the required notice. Maker is liable to Holder for all reasonable costs and expenses of every kind incurred in the making or collection of this Note, including, without limitation,





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reasonable attorneys' fees and court costs.  These costs and expenses shall include, without limitation, any costs or expenses incurred by any Holder in any bankruptcy, reorganization, insolvency, or other similar proceeding.

                 5. Waivers; Severability. Maker hereby waives demand, presentment, notice of dishonor or protest, and consents to any extension or postponement of time of payment without limit as to the number or period, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this Note. No delay on the part of a Holder in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by a Holder of any right or remedy shall preclude any other future exercise of it or any other Holder or the exercise of any other right or remedy. No waiver or indulgence by a Holder of any default shall be effective unless in writing and signed by the Holder, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

                 6. Governing Law; Interpretation. This Note shall be governed and controlled as to interpretation, enforcement, validity, construction, and in all other respects by the laws, statutes and decisions of the State of Maryland except where the law of another jurisdiction is mandatorily applied.

                 7. Invalidity. If any one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of all the remaining provisions shall not in any way be affected or impaired.

                 8. Assignment. This Note is binding upon the legal representatives, successors and assigns of Maker, and inures to the benefit of Payee, any subsequent Holder hereof, and their respective representatives, successors and assigns.





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                 IN WITNESS WHEREOF, Maker has caused this Note to be duly
executed as of the date first above written.


                           DART GROUP CORPORATION



                           By:  MARK A. FLINT
                              ----------------------------
                           Name: Mark A. Flint
                           Title: Sr VP & CFO





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